TRUST FOR CREDIT UNIONS

GOVERNMENT MONEY MARKET PORTFOLIO

INVESTOR SHARES

TCU SHARES

SUPPLEMENT DATED JULY 9, 2018

TO THE PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED

DECEMBER 29, 2017

1)	Effective June 25, 2018, U.S. Bancorp Fund Services, LLC (“USBFS”) replaced the Bank of New York Mellon in providing certain administrative, fund accounting and regulatory administration services to the Portfolios.

2)	Effective June 25, 2018, USBFS replaced BNY Mellon Investment Servicing (US) Inc. as the transfer agent and dividend paying agent to the Portfolios (“Transfer Agent”).

3)	Effective June 25, 2018, U.S. Bank, National Association (“U.S. Bank”), replaced the Bank of New York Mellon as the custodian to the Fund (“Custodian”).

Please retain this supplement for your reference